EXHIBIT 10.1

FIRST CONSENT, WAIVER AND AMENDMENT

FIRST CONSENT, WAIVER AND AMENDMENT, dated as of May 3, 2006 (this “Amendment”), to and under the Amended and Restated Revolving Credit, Term Loan and Guarantee Agreement, dated as of February 23, 2006 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among (i) CALPINE CORPORATION (the “Borrower”), (ii) the subsidiaries of the Borrower named therein (the “Guarantors”), (iii) CREDIT SUISSE SECURITIES (USA) LLC and DEUTSCHE BANK SECURITIES INC. (“DBSI”), as joint syndication agents (in such capacities, collectively, the “Syndication Agents”), (iv) DEUTSCHE BANK TRUST COMPANY AMERICAS (“DB”), as administrative agent for the First Priority Lenders hereunder (in such capacity and including any successors, the “First Priority Agent”), (v) GENERAL ELECTRIC CAPITAL CORPORATION (including its successors, “GE Capital”), as Sub-Agent for the Revolving Lenders hereunder (in such capacity and including any successors, the “Sub-Agent”), (vi) CREDIT SUISSE (“CS”), as administrative agent for the Second Priority Term Lenders hereunder (in such capacity and including any successors, the “Second Priority Agent”), (vii) LANDESBANK HESSEN THÜRINGEN GIROZENTRALE, NEW YORK BRANCH, GE CAPITAL and HSH NORDBANK AG, NEW YORK BRANCH, as joint documentation agents for the First Priority Lenders hereunder, and BAYERISCHE LANDESBANK, GE CAPITAL and UNION BANK OF CALIFORNIA, N.A., as joint documentation agents for the Second Priority Lenders hereunder (in such capacities and including any successors, collectively, the “Documentation Agents”), and (viii) each of the financial institutions from time to time party hereto (collectively, the “Lenders”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Agents are parties to the Credit Agreement;

WHEREAS, the Borrower has informed the Administrative Agents that an Event of Default will occur and be continuing as of May 1, 2006, by reason of the Borrower’s failure to deliver audited financial statements in accordance with the terms of the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agents and the Lenders waive such Event of Default;

WHEREAS, the Borrower has requested that the Lenders consent to the use of proceeds of the Loans to make certain payments of pre-petition Indebtedness;

WHEREAS, the Borrower has further requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth below; and

WHEREAS, the Lenders have agreed to such requested waiver, consent and amendments, but only upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Administrative Agents hereby agree as follows:

SECTION 1.      DEFINITIONS. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement. As used in this Agreement, the following terms shall have the meanings specified below:

“Approval Order” shall mean the final, non-appealable order or orders of the Bankruptcy Court, in each case, in form and substance reasonably acceptable to the Administrative Agents, approving the First Lien Repayment and specifically approving the use of proceeds of Loans under the Credit Agreement to effect the First Lien Repayment.

“First Lien Notes”: the $785 million of 9.625% First Priority Senior Secured Notes due 2014 and issued by the Borrower on September 30, 2004.

“First Lien Repayment”: the payment, in one or more payments, by the Borrower, in accordance with the terms of the Approval Order, of $646.11 million of principal outstanding under, and all other amounts payable in connection with, the First Lien Notes and allowed by the Approval Order.

SECTION 2.       CONSENT. Effective upon entry by the Bankruptcy Court on the docket in the Cases of the Approval Order and provided that no Event of Default has occurred and is continuing at the time of the First Lien Repayment, the Lenders hereby consent to the First Lien Repayment and to the use of proceeds of Loans under the Credit Agreement to effect the First Lien Repayment approved pursuant to the Approval Order.

Section 3.	WAIVERS.

3.1           The Lenders hereby waive any Default or Event of Default, together with any default interest accruing pursuant to Section 2.12(c) of the Credit Agreement, in each case arising solely by reason of the failure of the Borrower to comply with Section 5.1(a) of the Credit Agreement with respect to the delivery to the Administrative Agents and the Lenders, for the fiscal year ending December 31, 2005, of a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of operations, stockholders’ equity and of cash flows for such year, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the preceding fiscal year, reported on without qualification arising out of the scope of the audit, by PricewaterhouseCoopers or another independent certified public accountants of nationally recognized standing, provided that, such waiver will expire on May 15, 2006 if the Borrower has not delivered the information required by Section 5.1(a) (as amended by this Amendment) for such fiscal year to the Administrative Agents and the Lenders by such date, in which case an Event of Default will be deemed to occur on such date and to be continuing thereafter, and provided further that, the Administrative Agents may, in their reasonable discretion, extend such May 15, 2006 date to May 31, 2006.

3.2          The Lenders hereby waive the Default(s) or Event(s) of Default (if any), together with any default interest accruing pursuant to Section 2.12(c) of the Credit Agreement (if any) arising from (i) the failure to have included Calpine Geysers Company, L.P. (“CGCLP”) as a Debtor in the Cases, to have pledged the equity interests in CGCLP and to have granted security interests in the assets of CGCLP as Collateral, or to have caused CGCLP to have become a Guarantor or (ii) from any misstatement, misrepresentation or breach of warranty as a result thereof, in connection therewith or attributable thereto (including without limitation through or as a result of the omission of references to CGCLP or its equity interest or assets, or its existence or status as a Subsidiary in the Credit Agreement, any other Loan Documents or any schedules or exhibits to any Loan Document or any deliveries made pursuant thereto), provided that, such waiver will expire on May 15, 2006, if a petition to cause CGCLP to become a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code has not been filed in the Bankruptcy Court by such date.

Section 4.	AMENDMENTS.
4.1	Amendments to Section 1.1.

(a)         Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Closing Date” and inserting in lieu thereof the following new definition:

““Closing Date”: February 23, 2006.”.

(b)          Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Projections” and inserting in lieu thereof the following new definition:

““Projections”: the detailed consolidated budget for the 2006 and 2007 fiscal years of the Borrower and its Subsidiaries (including the consolidated statements of projected cash flow and projected income and a description of the underlying assumptions applicable thereto) delivered to the Administrative Agents pursuant to Section 4.1(f) of the Existing Credit Agreement.”.

4.2	Amendments to Section 5.1.

(a)          Section 5.1(a) of the Credit Agreement is hereby amended by deleting the Section and inserting in lieu thereof the following new Section:

“as soon as available and in any event within 105 days after the fiscal year ending December 31, 2005 and ninety (90) days after the end of each fiscal year thereafter, (i) a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of operations, stockholders’ equity and of cash flows for such year, and (ii) a copy of the unaudited consolidated balance sheet of Geysers Power Company, LLC and Silverado Geothermal Resources, Inc., as at the end of such year and the related unaudited consolidated statements of operations, stockholders’ equity and of cash flows for such year, and in the case of clause (i), setting forth in comparative form the corresponding consolidated figures for the preceding fiscal year, reported on without qualification arising out of the scope of the audit, by PricewaterhouseCoopers or another independent certified public accountants of nationally recognized standing;”

(b)          Section 5.1(b) of the Credit Agreement is hereby amended by deleting the Section and inserting in lieu thereof the following new Section:

“as soon as available and in any event within (i) seventy five (75) days after the fiscal quarter ending March 31, 2006, (ii) sixty (60) days after the fiscal quarter ending June 30, 2006 and (iii) forty-five (45) days after the end of (A) the fiscal quarter ending on September 30, 2006 and (B) each of the first three quarterly fiscal periods of each fiscal year thereafter, (x) a copy of the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding periods in the preceding fiscal year, accompanied by a certificate of a Responsible Officer, which certificate shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial condition and results of operations of the Borrower and its consolidated Subsidiaries, in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments and the absence of footnotes), and (y) a copy of the unaudited consolidated balance sheet of Geysers Power Company, LLC and Silverado Geothermal Resources, Inc., as at the end of such quarter and the related unaudited consolidated statements of income and cash flows for such quarter and the portion of the fiscal year through the end of such quarter, provided that, the seventy-five (75) day period for the fiscal quarter ending March 31, 2006 may be extended to ninety (90) days by the Administrative Agents acting in their reasonable discretion ;”

(c)          Section 5.1(c)(ii) of the Credit Agreement is hereby amended by deleting the Section and inserting in lieu thereof the following new Section:

“not later than (i) March 10, 2006 as to the fiscal month ending December 31, 2005, (ii) forty-five (45) days after the fiscal month ending on each of January 31, 2006, February 28, 2006, March 31, 2006, April 30, 2006, May 31, 2006 and June 30, 2006 and (iii) thirty (30) days after the end of each month thereafter, (A) the unaudited consolidated balance sheet and the unaudited consolidated statement of income of the Borrower and its consolidated Subsidiaries for such fiscal month, together with a comparison to the Projections for the period through the end of such month, and (B) a copy of the unaudited consolidated balance sheet of Geysers Power Company, LLC and Silverado Geothermal Resources, Inc., as at the end of such fiscal month and the related unaudited consolidated statements of income for such fiscal month, together (in the case of clause (A)) with a comparison to the Projections for the period through the end of such month, in each case certified by a Responsible Officer as being fairly stated in all material respects (subject to normal quarter-end and year-end audit adjustments and the absence of footnotes), provided that, the forty-five (45) day period for the fiscal month ending March 31, 2006 may be extended to sixty days (60) by the Administrative Agents acting in their reasonable discretion;”

(d)         Section 5.1(d) of the Credit Agreement is hereby amended by deleting the phrase “Global Entities” where it appears therein and inserting in lieu thereof the words “Borrower and its Subsidiaries (other than Foreign Subsidiaries)”.

(e)         Section 5.1(e) of the Credit Agreement is hereby amended by deleting the Section and inserting in lieu thereof the following new Section:

“no later than Wednesday of each week, a comparison of (i) actual net cash flows of the Borrower and its Subsidiaries (other than Foreign Subsidiaries) for the week most recently ended against (ii) projected net cash flows of the Borrower and its Subsidiaries (other than Foreign Subsidiaries) for such week most recently delivered pursuant to paragraph (d) above, in form and substance satisfactory to the Administrative Agents (including a detailed explanation of any material variances) certified by a Responsible Officer as being fairly stated in all material respects;”

4.3          Amendment to Section 5.13. Section 5.13 of the Credit Agreement is hereby amended by deleting the Section and inserting in lieu thereof the following new Section:

“(a) Within 90 days of the Closing Date, deliver to the Administrative Agents evidence of the actions specified as items 2, 6, and 7 on Schedule 5.13, and (b) by November 1, 2006, deliver to the Administrative Agents evidence of the actions specified as items 1, 3, 4, and 5 on Schedule 5.13, provided that, such November 1, 2006 date may be extended, or the obligation to deliver such evidence waived, by the Administrative Agents acting in their reasonable discretion and in each case upon terms and conditions reasonably satisfactory to the Administrative Agents.”

4.4          Amendment to Section 6.20. Section                 6.20 of the Credit Agreement is hereby amended by inserting the phrase “or such other accounts as are reasonably acceptable to the Collateral Agent, in each case”, immediately after the phrase “Concentration Account” where it appears in the second sentence of the Section.

4.5	Amendments to Section 11.6.

(a)          Section 11.6(c)(iii) of the Credit Agreement is hereby amended by deleting the Section and inserting in lieu thereof the following new Section:

“(iii) unless such sale is to another Lender, Related Fund or Affiliate of any Lender, or involves less than all of the transferor Lender’s rights and obligations under this Agreement, (A) the amount of the rights and obligations so sold shall, unless otherwise agreed to in writing by the applicable Administrative Agent, not be less than $1,000,000 and (B) after giving effect to such assignment, the Commitment of each of the transferor Lender and the transferee Lender shall be at least $1,000,000, or such lesser amount agreed to by the applicable Administrative Agent,”.

(b)          Section 11.6(c) of the Credit Agreement is hereby amended by inserting immediately after the phrase “and the Swingline Lender shall be required” where it appears in Section 11.6(c)(iv), the following:

“and (v) and in any case, the sale is not to an entity which is restricted from making future advances under a revolving credit facility if the sale is under the Revolving Facility or in any case, to an entity that has filed for relief under the Bankruptcy Code or that is a financially distressed company”.

4.6          Amendment to Schedule 6.7A. Schedule 6.7A of the Credit Agreement is hereby amended by deleting the words “Insurance Captive” where they appear therein and inserting in lieu thereof the words “Insurance – Captive/External”.

Section 5.	CONDITIONS PRECEDENT.

5.1          Effective Date. This Amendment shall become effective as of the date first set forth above (the “Amendment Effective Date”) following the date on which all of the following conditions have been satisfied or waived:

(a)          Execution and Delivery. The Administrative Agents shall have received counterparts of this Amendment duly executed by (A) the Borrower and the Guarantors and (B) the Required Lenders;

(b)          Amendment Fee. The Administrative Agents shall have received (i) payment, for distribution to each Lender that has signed and delivered this Agreement to the Administrative Agents by not later than 3:00 p.m. (New York City time) on May 3, 2006 (or such later time or date as agreed by the Borrower and the Administrative Agents), an amendment fee equal to 0.05% of the Aggregate Outstandings of such Lender then in effect.

(c)          Fees and Expenses. The Administrative Agents shall have received all fees and accrued expenses of the Administrative Agents (including invoiced fees and expenses of legal counsel to the Administrative Agents) required to be paid by the Borrower pursuant to Section 11.5; and

(d)          No Default. After giving effect to this Amendment, there shall be no Default or Event of Default.

SECTION 5.	GENERAL.

5.1          Representations and Warranties. In order to induce the Administrative Agents and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agents and the Lenders that after giving effect to this Amendment, the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (after giving effect hereto) as if made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the “Credit Agreement” in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby.

5.2	Loan Document. This Amendment constitutes a Loan Document.

5.2          GOVERNING LAW. THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THIS AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

5.3          Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

5.4          Consent of Guarantors. Each of the Guarantors hereby consents to the modifications to the Credit Agreement contemplated hereby.

5.5          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Guarantors and each of their respective successors and assigns, and upon the Administrative Agents and the Lenders and their successors and assigns. The execution and delivery of this Amendment by any Lender prior to the Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.

5.6          Limited Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms. Each Loan Party acknowledges and agrees that such Loan Party is truly and justly indebted to the Lenders and the Administrative Agents for the Obligations, without defense, counterclaim or offset of any kind, and such Loan Party ratifies and reaffirms the validity, enforceability and binding nature of such Obligations. The Borrower acknowledges and agrees that nothing in this Amendment shall constitute an indication of the Lenders’ willingness to consent to any other amendment or waiver of any other provision of the Credit

Agreement or a waiver of any Default or Event of Default not referenced in Section 3 hereof or for any other time period.

5.7          Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the constructions of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.

BORROWER:

CALPINE CORPORATION

By:	/s/ Eric N. Pryor
Name: Eric N. Pryor
Title:

GUARANTORS:

AMELIA ENERGY CENTER, LP
ANACAPA LAND COMPANY, LLC
ANDERSON SPRINGS ENERGY COMPANY
ANDROSCOGGIN ENERGY, INC.
AUBURNDALE PEAKER ENERGY CENTER, LLC
AUGUSTA DEVELOPMENT COMPANY, LLC
AVIATION FUNDING CORP.
BAYTOWN ENERGY CENTER, LP
BAYTOWN POWER GP, LLC
BAYTOWN POWER, LP
BELLINGHAM COGEN, INC.
BETHPAGE FUEL MANAGEMENT INC.
BLUE HERON ENERGY CENTER, LLC
BLUE SPRUCE HOLDINGS, LLC
BROAD RIVER ENERGY LLC
BROAD RIVER HOLDINGS, LLC
CALGEN EQUIPMENT FINANCE COMPANY, LLC
CALGEN EQUIPMENT FINANCE HOLDINGS, LLC
CALGEN EXPANSION COMPANY, LLC
CALGEN FINANCE CORPORATION
CALGEN PROJECT EQUIPMENT FINANCE COMPANY ONE, LLC
CALGEN PROJECT EQUIPMENT FINANCE COMPANY THREE, LLC
CALGEN PROJECT EQUIPMENT FINANCE COMPANY TWO, LLC
CALPINE ACADIA HOLDINGS, LLC
CALPINE ADMINISTRATIVE SERVICES COMPANY, INC.
CALPINE AGNEWS, INC.
CALPINE AMELIA ENERGY CENTER GP, LLC
CALPINE AMELIA ENERGY CENTER LP, LLC
CALPINE AUBURNDALE HOLDINGS, LLC
CALPINE BAYTOWN ENERGY CENTER GP, LLC
CALPINE BAYTOWN ENERGY CENTER LP, LLC
CALPINE BETHPAGE 3 PIPELINE CONSTRUCTION COMPANY, INC.
CALPINE BETHPAGE 3, LLC
CALPINE C*POWER, INC.
CALPINE CALGEN HOLDINGS, INC.
CALPINE CALIFORNIA DEVELOPMENT COMPANY, LLC
CALPINE CALIFORNIA ENERGY FINANCE, LLC
CALPINE CALIFORNIA EQUIPMENT FINANCE COMPANY, LLC
CALPINE CALISTOGA HOLDINGS, LLC

CALPINE CENTRAL TEXAS GP, INC.
CALPINE CENTRAL, INC.
CALPINE CENTRAL, L.P.
CALPINE CENTRAL-TEXAS, INC.
CALPINE CHANNEL ENERGY CENTER GP, LLC
CALPINE CHANNEL ENERGY CENTER LP, LLC
CALPINE CLEAR LAKE ENERGY GP, LLC
CALPINE CLEAR LAKE ENERGY, LP
CALPINE COGENERATION CORPORATION
CALPINE CONSTRUCTION MANAGEMENT COMPANY, INC.
CALPINE CORPUS CHRISTI ENERGY GP, LLC
CALPINE CORPUS CHRISTI ENERGY, LP
CALPINE DECATUR PIPELINE, INC.
CALPINE DECATUR PIPELINE, L.P.
CALPINE DIGHTON, INC.
CALPINE EAST FUELS, INC.
CALPINE EASTERN CORPORATION
CALPINE ENERGY SERVICES HOLDINGS, INC.
CALPINE ENERGY SERVICES, LP
CALPINE FINANCE COMPANY
CALPINE FREESTONE ENERGY GP, LLC
CALPINE FREESTONE ENERGY, LP
CALPINE FREESTONE, LLC
CALPINE FUELS CORPORATION
CALPINE GAS HOLDINGS, LLC
CALPINE GENERATING COMPANY, LLC
CALPINE GEYSERS COMPANY, L.P.
CALPINE GILROY 1, INC.
CALPINE GILROY 2, INC.
CALPINE GILROY COGEN, L.P.
CALPINE GLOBAL SERVICES COMPANY, INC.
CALPIRIE GORDONSVILLE GP HOLDINGS, LLC
CALPINE GORDONSVILLE LP HOLDINGS, LLC
CALPINE GORDONSVILLE, LLC
CALPINE GREENLEAF HOLDINGS, INC.
CALPINE GREENLEAF, INC.
CALPINE HIDALGO DESIGN, L.P.
CALPINE HIDALGO ENERGY CENTER, L.P.
CALPINE HIDALGO HOLDINGS, INC.
CALIPNE HIDALGO POWER GP, LLC
CALPINE HIDALGO POWER, LP
CALPINE HIDALGO, INC.
CALPINE INTERNATIONAL HOLDINGS, INC.
CALPINE INTERNATIONAL, LLC
CALPINE INVESTMENT HOLDINGS, LLC

CALPINE KENNEDY AIRPORT, INC.
CALPINE KENNEDY OPERATORS INC.
CALPINE KIA, INC.
CALPINE LEASING INC.
CALPINE LONG ISLAND, INC.
CATPTNE LOST PINES OPERATIONS, INC.
CALPINC LOUISIANA PIPELINE COMPANY
CALPINE MAGIC VALLEY PIPELINE, INC.
CALPINE MONTEREY COGENERATION, INC.
CALPINE MVP, INC.
CALPINE NCTP GP, LLC
CALPINE NCTP, LP
CALPINE NORTHBROOK CORPORATION OF MAINE, INC.
CALPINE NORTHBROOK ENERGY HOLDING, LLC
CALPINE NORTHBROOK ENERGY, LLC
CALPINE NORTHBROOK HOLDINGS CORPORATION
CALPINE NORTHBROOK INVESTORS, LLC
CALPINE NORTHBROOK PROJECT HOLDINGS, LLC
CALPINE NORTHBROOK SERVICES, LLC
CALPINE NORTHBROOK SOUTHCOAST INVESTORS, LLC
CALPINE NTC, LP
CALPINE ONETA POWER I, LLC
CALPINE ONETA POWER II LLC
CALPINE ONETA POWER, L.P.
CALPINE OPERATING SERVICES COMPANY, INC.
CALPINE OPERATIONS MANAGEMENT COMPANY, INC.
CALPINE PASTORIA HOLDINGS, LLC
CALPINE PHILADELPHIA, INC.
CALPINE PITTSBURG, LLC
CALPINE POWER COMPANY
CALPINE POWER EQUIPMENT LP
CALPINE POWER MANAGEMENT, INC.
CALPINE POWER MANAGEMENT, LP
CALPINE POWER SERVICES, INC
CALPINE POWER, INC.
CALPINE POWERAMERICA, INC.
CALPINE POWERAMERICA - CA, LLC
CALPINE POWERAMERICA - CT, LLC
CALPINE POWERAMERICA - MA, LLC
CALPINE POWERAMERICA - ME, LLC
CALPINE POWERAMERICA - NH, LLC
CALPINE POWERAMERICA - NY, LLC
CALPINE POWERAMERICA - OR, LLC
CALPINE POWERAMERICA, LP
CALPINE PRODUCER SERVICES, L.P.

CALPINE PROJECT HOLDINGS, INC.
CALPINE PRYOR, INC.
CALPINE RUMFORD I, INC.
CALPINE RUMFORD, INC.
CALPINE SCHUYLKILL, INC.
CALPINE SISKIYOU GEOTHERMAL PARTNERS, L.P.
CALPINE SONORAN PIPELINE LLC
CALPINE STONY BROOK, INC.
CALPINE STONY BROOK OPERATORS, INC.
CALPINE STONY BROOK POWER MARKETING, LLC
CALPINE SUMAS, INC.
CALPINE TCCL HOLDINGS, INC.
CALPINE TEXAS PIPELINE GP, INC.
CALPINE TEXAS PIPELINE LP, INC.
CALPINE TEXAS PIPELINE, L.P.
CALPINE TIVERTON 1, INC.
CALPINE TIVERTON, INC.
CALPINE ULC I HOLDING, LLC
CALPINE UNIVERSITY POWER, INC.
CALPINE UNRESTRICTED FUNDING, LLC
CALPINE UNRESTRICTED HOLDINGS, LLC
CALPINE VAPOR, INC.
CARVILLE ENERGY LLC
CCFC DEVELOPMENT COMPANY, LLC
CCFC EQUIPMENT FINANCE COMPANY, LLC
CCFC PROJECT EQUIPMENT FINANCE COMPANY ONE, LLC
CES GP, LLC
CGC DIGHTON, LLC
CHANNEL ENERGY CENTER, LP
CHANNEL POWER GP, LLC
CHANNEL POWER, LP
CLEAR LAKE COGENERATION LIMITED PARTNERSHIP
COGENAMERICA ASIA INC.
COGENAMERICA PARLIN SUPPLY CORP.
COLUMBIA ENERGY LLC
CORPUS CHRISTI COGENERATION L.P.
CPN 3RD TURBINE, INC.
CPN ACADIA, INC.
CPN BERKS GENERATION, INC,
CPN BERKS, LLC
CPN BETHPAGE 3RD TURBINE, INC.
CPN CASCADE, INC.
CPN CLEAR LAKE, INC.
CPN DECATUR PIPELINE, INC.
CPN ENERGY SERVICES GP, INC.

CPN ENERGY SERVICES LP, INC.
CPN FREESTONE, LLC
CPN FUNDING, INC.
CPN MORRIS, INC.
CPN OXFORD, INC.
CPN PIPELINE COMPANY
CPN PLEASANT HILL OPERATING, LLC
CPN PLEASANT HILL, LLC
CPN POWER SERVICES GP, LLC
CPN PRYOR FUNDING CORPORATION
CPN TELEPHONE FLAT, INC.
DECATUR ENERGY CENTER, LLC
DEER PARK POWER GP, LLC
DEER PARK POWER, LP
DELTA ENERGY CENTER, LLC
DIGHTON POWER ASSOCIATES LIMITED PARTNERSHIP
EAST ALTAMONT ENERGY CENTER, LLC
FOND DU LAC ENERGY CENTER, LLC
FONTANA ENERGY CENTER, LLC
FREESTONE POWER GENERATION, LP
FREESTONE POWER GENERATION, LP
GEC BETHPAGE INC.
GEOTHERMAL ENERGY PARTNERS LLC
GEYSERS POWER COMPANY II, LLC
GEYSERS POWER COMPANY, LLC
GEYSERS POWER I COMPANY
GOLDENDALE ENERGY CENTER, LLC
HAMMOND ENERGY LLC
HILLABEE ENERGY CENTER, LLC
IDELWILD FUEL MANAGEMENT CORP.
JMC BETHPAGE, INC.
KIAC PARTNERS
LAKE WALES ENERGY CENTER, LLC
LAWRENCE ENERGY CENTER, LLC
LONE OAK ENERGY CENTER, LLC
LOS ESTEROS CRITICAL ENERGY FACILITY, LLC
LOS MEDANOS ENERGY CENTER LLC
MAGIC VALLEY GAS PIPELINE GP, LLC
MAGIC VALLEY GAS PIPELINE, LP
MAGIC VALLEY PIPELINE, L.P.
MEP PLEASANT HILL, LLC
MOAPA ENERGY CENTER, LLC
MOBILE ENERGY LLC
MODOC POWER, INC.
MORGAN ENERGY CENTER, LLC

MOUNT HOFFMAN GEOTHERMAL COMPANY, L.P.
MT. VERNON ENERGY LLC
NEWSOUTH ENERGY LLC
NISSEQUOGUE COGEN PARTNERS
NORTHWEST COGENERATION, INC.
NTC FIVE, INC.
NTC GP, LLC
NUECES BAY ENERGY LLC
O.L.S. ENERGY-AGNEWS, INC.
ODYSSEY LAND ACQUISITION COMPANY
PAJARO ENERGY CENTER, LLC
PASTORIA ENERGY CENTER, LLC
PASTORIA ENERGY FACILITY, LLC
PHILADELPHIA BIOGAS SUPPLY, INC.
PHIPPS BEND ENERGY CENTER, LLC
PINE BLUFF ENERGY, LLC
POWER INVESTORS, L.L.C.
QUINTANA CANADA HOLDINGS, LLC
ROCKGEN ENERGY LLC
RUMFORD POWER ASSOCIATES LIMITED PARTNERSHIP
RUSSELL CITY ENERGY CENTER, LLC
SAN JOAQUIN VALLEY ENERGY CENTER, LLC
SILVERADO GEOTHERMAL RESOURCES, INC.
SKIPANON NATURAL GAS, LLC
SOUTH POINT ENERGY CENTER, LLC
SOUTH POINT HOLDINGS, LLC
STONY BROOK COGENERATION, INC.
STONY BROOK FUEL MANAGEMENT CORP.
SUTTER DRYERS, INC.
TBG COGEN PARTNERS
TEXAS CITY COGENERATION, L.P.
TEXAS COGENERATION COMPANY
TEXAS COGENERATION FIVE, INC.
TEXAS COGENERATION ONE COMPANY
THERMAL POWER COMPANY
THOMASSEN TURBINE SYSTEMS AMERICA, INC.
TIVERTON POWER ASSOCIATES LIMITED PARTNERSHIP
TOWANTIC ENERGY, L.L.C.
VEC HOLDINGS, LLC
VENTURE ACQUISITION COMPANY
VINEYARD ENERGY CENTER, LLC
WAWAYANDA ENERGY CENTER, LLC
WHATCOM COGENERATION PARTNERS, L.P.
ZION ENERGY LLC

By:	/s/ Eric N. Pryor
Name: Eric N. Pryor
Title:

CPN POWER SERVICES, LP

By:	/s/ Eric N. Pryor
Name: Eric N. Pryor
Title:

POWER SYSTEMS MFG., LLC

By:	/s/ Charles B. Clark, Jr.
Name: Charles B. Clark, Jr.
Title:

AGENTS AND LENDERS:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as
an Administrative Agent and as a Lender

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Steven A. Cohen
Name: Steven A. Cohen
Title: Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as an
Administrative Agent and as a Lender

By:	/s/ James Moran
Name: James Moran
Title: Managing Director

By:	/s/ Dana F. Klein
Name: Dana F. Klein
Title: Managing Director

[Signature Pages of Lenders]